SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2024 Nine Months and Third Quarter Results October 31, 2024

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Underlying net income and underlying annualized return on equity on average common shareholders’ equity ("ROE") are non-GAAP financial measures. Underlying net income excludes gains (losses) on strategic investments and liability-classified capital instruments, income (expense) related to loss portfolio transfers and development on COVID-19 reserves. Underlying ROE is calculated by dividing annualized underlying net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management believes it is useful to review underlying net income as it better reflects how it views the business and exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our earnings release and our Form 10-K for the fiscal year ended December 31, 2023. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Specific forward-looking statements in this press release include, but not limited to, statements regarding the trend of our performance as compared to the previous guidance, the success of our strategic transaction with CMIG, the current insurtech market trends, our ability to generate shareholder value and whether we will continue to have momentum in our business in the future. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events such as uncertainties with respect to COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the impact of the U.S. November 2024 presidential and congressional elections, and ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents, managing general underwriters and/or program administrators; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 • Introduction ◦ Key Messages ◦ Strategic Priorities Update ◦ Track Record of Delivery ◦ Specialized Business Model • Nine Months and Quarterly Results Update

Introduction 4

5 Key Messages: Execution of Strategic Priorities is Delivering Results Notes: [1] Continuing lines premium adjusts prior year comparators for $332m of Cyber and Workers' Compensation premiums exited during 2023. [2] Denotes the consolidated catastrophe loss as a percentage of average common shareholders' equity for the period. [3] Denotes the catastrophe loss as a percentage of Q3'24 closing common shareholders' equity. [4] Underlying ROE represents a non-GAAP measure. See page 2 for further details. [5] ROE calculated as annualized net income available to SiriusPoint common shareholders divided by average common shareholders' equity. [6] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q3'24 figure is an estimate. Capital deployed and shareholding simplified Net investment income remains strong 8th consecutive quarter of positive U/W result and targeted growth • Q3'24 core COR of 88.5%, representing a 4 ppt improvement versus prior year • 9M'24 core UW income of $144m, with 91.1% COR containing 3 ppts of attritional loss ratio improvement (vs. 9M'23) • Growth momentum builds, with continuing lines1 GPW increasing 7% YoY at 9M'24 relative to 6% at H1'24 • Strong net investment income of $235m in 9M'24 driven by higher yields and portfolio optimization • FY 24 NII trending ahead of previously guided range, updated forecast of $295m-$300m • Previously announced CMIG shareholder two-part transaction completed during the quarter: • Repurchase and retirement of 9.1m common shares for $125m in cash • Full settlement of Series A preference shares in cash • Net impact of these transactions in-line with guidance from Q2, one-off net income impact of $60m in the quarter • Underlying 9M'24 ROE4 of 14.4%; headline ROE (including one-offs)5 of 11.4% • Diluted BVPS up 3% in the quarter and 10% YTD to $14.73 • BSCR6 strong at 265% as of Q3'24, with debt to capital ratio of 19.7% Enhancing distribution while continuing to rationalize MGA stakes • Total MGA equity stakes down to 22 (vs. 36 at start of 2023), with significant off-balance sheet value remaining • 100%-owned A&H MGAs net service fee income up 18% to $32m at 9M'24, with carrying book value of $89m • Expanded distribution through the addition of 6 new programs via MGA Centre of Excellence in the quarter Creating shareholder value whilst further strengthening the balance sheet Lower volatility portfolio contains less exposure to catastrophe events • 9M'24 Catastrophe losses of $16m (0.7% of SHE2) including $10m for Hurricane Helene, versus $25m at 9M'23 (1.6% of SHE2) • Initial estimate for Hurricane Milton losses incurred net of reinsurance of $30m-$40m (1.2%-1.6% of SHE3)

Decisive Actions Across "Three Priorities" To Become a Better Performing Underwriter

SiriusPoint

What we said we would do:	What we have done:
Simplify the Business	✓ Fully integrated "One SiriusPoint" with significant improvement on employee engagement metrics ✓ Ongoing rationalization of MGA equity stakes down to 22 from 36 ✓ Deconsolidation of Arcadian, with no future impact to net income ✓ Exit from non-core lines of business, such as Cyber and Workers' Compensation ✓ Simplification of capital structure through $400m debt refinancing and CMIG shareholder transactions
Reduce Volatility	✓ Increased mix from Specialty, MGA and A&H while reducing Property mix from 22% to 16% of portfolio ✓ Executed on 2 loss portfolio transfers covering $1.7bn of reserves, removing risk from exited business ✓ Reduced PMLs by ~50% since Q2 2021, resulting in lower Cat losses ✓ De-risked investment portfolio through asset reallocation to be more in-line with peers ✓ BSCR improved from 194% in Q3'22 to 265% today ✓ Debt to capital ratio[1] decreased from 23.8% at FY 23 to 19.7% at Q3'24 following $115m debt retirement
Focus on Profitability and ROE	✓ Disciplined underwriting actions resulting in 8th straight quarter of underwriting profit ✓ Execution of cost-saving actions that have resulted in >$50m of run-rate savings ✓ Improved net investment income with higher interest rates aided by tactical portfolio shift ✓ Implementation of capital management strategy: announced share repurchase and increased share repurchase authorization ✓ Established medium term target ROE of 12-15%. 9M'24 annualized underlying ROE of 14.4%[2]

Notes: [1] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares. [2] Underlying ROE represents a non-GAAP measure. See page 2 for further details.

6

Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $(40.0) $— $40.0 $80.0 $120.0 $160.0 7 Building a Track Record of Delivery Notes: [1] Reflects Core business. [2] Adjusted to exclude benefits relating to LPT transactions. [3] Net Income available to SiriusPoint common shareholders. [4] Book Value per Diluted Common Share. Core Combined Ratio (ex. LPT)1,2 Net Income3 Book Value Per Share4 Favorable Prior Year Development1,2 $9.6 $2.0 $15.2 $10.2 $35.3 $6.5 $3.6 $27.3 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 94.8% 96.8% 91.1% 92.9% 93.8% 91.7% 93.5% 88.9% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 80.0% 90.0% 100.0% Eight consecutive quarters of profitable underwriting performance Reserving prudence demonstrated by track record of favorable PYD (numbers in USD millions, except per share data) Creating a track record of consistent earnings and value creation Net Income CMIG Transaction Settlement $64.6 $4.5 $109.9 $90.8$93.5 $57.5$55.9 $131.9 $(26.6) $11.32 $12.27 $12.18 $12.11 $13.35 $13.64 $14.31 $14.73 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 30% growth in BVPS4, with significant off-balance sheet MGA value remaining

Specialized Business Model: All 3 Engines are Delivering

$ numbers in USD millions

Underwriting[1]

9M'24 GPW by Specialism[1]



Property
16%
Casualty
35%
Specialty
23%
A&H
26%

9M'24 GPW	$2,414
9M'24 COR	91.1%
9M'24 UW Income	$144

- ✓ **2.1 ppt YoY improvement in COR[1] YoY on a like-for-like basis[2]**
- ✓ **$16m Cat losses[1] in 9M'24 vs. $14m in 9M'23**

Strategic Investments[3]

Consolidated Investments

- IMG — *100% owned*
- Armada — *100% owned*
- Alta Signa — *75% owned*

Total MGAs	3
9M'24 SP Premium[4]	$200
9M'24 Net Services Fee Income[5]	$36
9M'24 Book Value	$90

Other Investments

Investments with underwriting capacity[6]: 13

→ *9M'24 SP Premium[7]: $434*

Other Investments: 6

- ✓ **Progress made towards MGA Rationalization, 4 disposals YTD**
- ✓ **100%-owned A&H MGA service revenue up 2% YoY at 9M'24**
- ✓ **Net services fee income[5] grew 18% YoY, with service margin improving 3 ppts to 21% for 100%-owned A&H MGAs**

Investments

9M'24 Net Investment Income: $235

9M'24 Total Investment Result[8]: $196

- ✓ **Net investment income tracking ahead of previous guided range, updated FY 24 forecast of $295m-$300m**
- ✓ **Reduction in P&L volatility given 96% of our fixed income investments[9] classified as available for sale ("AFS") assets**

Notes: [1] Reflects Core business. [2] Excludes reserve releases and deferred gains linked to LPT. [3] Strategic investments as of September 30, 2024. Investments also include holdings in Venture Capital (VC) funds. [4] SP premium refers to Gross Premium Written from IMG, Armada and Alta Signa on like-for-like basis. [5] Net services fee income includes services noncontrolling income. Net services fee income includes income from Arcadian until it was deconsolidated from 6/30/24. [6] Following deconsolidation of Arcadian at 11:59 on 6/30/24, it was reclassified as an Investment with underwriting capacity. [7] SP premium refers to SiriusPoint Gross Premium Written from non-consolidated partnerships where we have equity stakes. [8] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains (losses) from related party investment funds and Net investment income. [9] Fixed income investments exclude short-term investments.

8

Nine Months and Quarterly Results Update 9

Q3 2024 Financial Results

$ numbers in USD millions

	Q3'23		Q3'24	
GPW[1]	$726		**$691**	
NPW[1]	$534		**$504**	
UW Income[1]	$43	ex. LPT $40	**$63**	ex. LPT $60
Net Services Fee Income[1]	$10		**$7**	
Total Investment Result[3]	$68		**$93**	
Net Income[4]	$58	Underlying[6] $54	**$5**	Underlying[6] $89
COR[1] (%)	92.5%	ex. LPT 92.9%	**88.5%**	ex. LPT 88.9%
AY COR[1] (%)	94.8%		**94.0%**	

	Q2'24	Q3'24
Common Shareholders' Equity[5]	$2,504	**$2,495**

Key Comments

- Headline GPW[1] down 5% YoY, with continuing lines GPW (ex. 2023 exited business[2]) up 10% YoY
- Net income[4] of $5m, or $89m on an underlying basis[6] increasing 69% YoY
  - $60m impact to income from CMIG transactions
- Core underwriting result (ex. LPT) increased by $20m YoY driven by lower attritional losses and favorable development on COVID-19 losses
- Total net services fee income[1] of $7m
- Total investment result[3] at $93m vs. $68m in Q3'23.
  - NII at $78m vs. $75m in Q3'23
  - Net realized and unrealized gains of $15m, benefiting from rate decreases in the quarter
- Other notable items impacting Q3'24 income:
  - $26m impact from MTM on merger warrants
  - $14m interest expense of which $6m relates to LPT
  - $3m of foreign exchange losses
- Common shareholders' equity[5] at $2.5bn, down in the quarter due to repurchase and retirement of $125m of CMIG shares

Notes: [1] Reflects Core business. [2] Continuing lines premium adjusts prior year comparators for $98m of Cyber and Workers' Compensation premiums exited during 2023. [3] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [4] Net income available to SiriusPoint common shareholders. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] Underlying Net Income represents a non-GAAP measure. See page 2 for further details.

10

Nine Months 2024 Financial Results

$ numbers in USD millions

	9M'23	9M'24
GPW[1]	$2,591	**$2,414**
NPW[1]	$1,886	**$1,781**
UW Income[1]	$213 (ex. LPT $111)	**$144** (ex. LPT $139)
Net Services Fee Income[1]	$38	**$36**
Total Investment Result[3]	$208	**$196**
Net Income[4]	$245 (Underlying[6] $193)	**$205** (Underlying[6] $258)
COR[1] (%)	87.6% (ex. LPT 93.5%)	**91.1%** (ex. LPT 91.4%)
AY COR[1] (%)	95.2%	**93.7%**

	FY 23	Q3'24
Common Shareholders' Equity[5]	$2,314	**$2,495**

Key Comments

- Headline GPW[1] down 7% YoY, with continuing lines GPW (ex. 2023 exited business[2]) up 7% YoY
- Net income[4] of $205m, up 33% YoY on an underlying[6] basis to $258m
- Core underwriting result (ex. LPT) improved by $28m, benefiting from lower attritional losses
- Total net services fee income[1] at $36m, with $32m relating to A&H MGAs
  - 100%-owned A&H MGAs net service fee income increased 18% YoY, with service margin improving 3 ppts to 21%
- Total investment result[3] at $196m vs. $208m at 9M'23
  - NII at $235m (vs $205m at 9M'23)
  - Net realized and unrealized losses at $39m includes strategic MGA actions from Q2
- Other notable items impacting income:
  - $50m interest expense ($20m related to LPT)
  - $45m gain from Q2'24 MGA actions[7]
- Common shareholders' equity[5] at $2.5bn, up 8% since FY 23 despite $125m share repurchase in Q3'24
  - SHE increased 13% ex. share repurchase

Notes: [1] Reflects Core business. [2] Continuing lines premium adjusts prior year comparators for $332m of Cyber and Workers' Compensation premiums exited during 2023. [3] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [4] Net income available to SiriusPoint common shareholders. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] Underlying Net Income represents a non-GAAP measure. See page 2 for further details.[7] MGA actions include Arcadian deconsolidation and strategic writedowns in Q2'24.

11

Premium Trends: Continuing Lines Growth Continues

$ numbers represent Gross Premiums Written in USD millions



$2,591[1]
+7% YTD
$2,414
9M'23
9M'24
Core
$1,572[1]
+12% YTD
$1,391
9M'23
9M'24
Insurance & Services
$1,019
+0% YTD
$1,023
9M'23
9M'24
Reinsurance

Q3'24 GPW Growth[3]
10%

Q3'24 GPW Growth[3]
4%

Q3'24 GPW Growth[3]
19%

Key Comments

- Core premiums decreased 7% on a headline basis for 9M'24, with exited business expected to impact GPW through 2024
- Strong continuing lines growth (ex. 2023 exited business[2]) of 10% in Q3'24 and 7% for 9M'24
- Strong 9M'24 Insurance & Services continuing lines growth of 12% driven by Specialty and Property programs, with significant contributions from Programs launched in 2023
- 9M'24 Reinsurance GPW flat, reflecting continued reduction in US Casualty offset by growth in Property and Specialty lines
  - Growth of 19% for Reinsurance in Q3, driven by increased growth in our New York Property business, and a strategic opportunity within International Specialty

Notes: [1] The dotted area represents $332m of Cyber and Workers' Compensation business put into run off in 2023. [2] Continuing lines premium adjusts prior year comparators for Cyber and Workers' Compensation premiums exited during 2023. [3] On a continuing lines basis.

12

13 Premium Trends: Portfolio Growth Targeting Attractive Opportunities Notes: [1] Continuing lines premium adjusts prior year comparators for $332m of Cyber and Workers' Compensation premiums exited during 2023. Reflects core business. [2] Gross Premiums Written. [3] Represents P&C premium from MGA distribution partners. Accident & Health 26% Specialty 23% Casualty 35% Property 16% Gross Premiums Written +18% YoY Net Premiums Written +30% YoY Gross Premiums Written -10% YoY Gross Premiums Written +1% YoY Net Premiums Written -5% YoY Gross Premiums Written +41% YoY Net Premiums Written +33% YoY Growing Premiums2 in Attractive Markets 9M'22 9M'23 9M'24 Continuing Lines1 Premium Growth by Specialism YTD Lloyd's Syndicate 1945 P&C/Specialty MGA Programs3 +27% CAGR 9M'22 9M'23 9M'24 46% CAGR 9M'24 GPW $2.4bn Net Premiums Written -10% YoY 2 ppts 1 ppt 4 ppts 4 ppts

Underwriting Performance: 2.1 Points of Like-for-Like Improvement

SIRIUS POINT

COR Walk[1]



87.6%
93.5%
(4 ppts)
2 ppts
0.3 ppt
91.1%
0.3 ppt
91.4%
Attritional ratio[3] 3 ppts
Cat ratio 0.2 ppt
PYD[4] ratio 0.7 ppt
9M'23
9M'23 ex. LPT[2]
Loss Ratio
Acquisition Ratio
OUE Ratio
9M'24
LPT
9M'24 ex. LPT

- 2.1 ppts of COR improvement on a like-for-like basis[2] excluding LPT transaction (91.4% in 9M'24 vs. 93.5% at 9M'23 ex. LPT)
- 4 ppts improvement in the loss ratio driven by lower attritional losses and higher favorable PYD[4] (ex. LPT)

Trends in Underlying Earnings Quality[1]

Attritional Loss Ratio plus Total Expense Ratio[5]



94.3%
6.8%
24.1%
63.4%
92.7%
7.1%
25.6%
60.0%
9M'23
9M'24
Attritional Loss Ratio[3]
Acquisition Cost Ratio
OUE Ratio[5]

- 1.6 ppts of underlying earnings quality improvement within core business YoY when excluding catastrophe losses and PYD[4]
- 3.4 ppts decrease in attritional loss ratio is partially offset by a 1.5 ppts increase in acquisition costs due to a change in business mix

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $102m of 9M'23 reserve releases linked to LPT. [3] Attritional loss ratio excludes catastrophe losses and prior year loss reserve development from the loss ratio. [4] PYD = Prior Year Development. [5] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense ratio. [5] OUE = Other Underwriting Expense.

14

15 Lower Volatility Portfolio Delivering Stable and Consistent Earnings Notes: [1] Denotes the consolidated catastrophe loss as a percentage of average common shareholders' equity for the period. [2] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. PMLs are divided by Shareholders' equity. Shareholders’ equity includes preference shares and excludes accumulated other comprehensive income (loss) (“AOCI”). [3] Denotes the catastrophe loss as a percentage of Q3'24 closing common shareholders' equity. Catastrophe Losses PML for 1-in-100 year event / Shareholders' Equity (ex. AOCI)2 10.3% 8.4% 8.2% 5.9% 4.6% 4.6% 5.4% Q3'21 Q1'22 Q3'22 Q1'23 Q3'23 Q1'24 Q3'24 —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $137.7 $24.9 $16.2 $114.6 $12.0 $10.6 9M'22 9M'23 9M'24 Q3'22 Q3'23 Q3'24 $— $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 • Further confidence in the impact of prior portfolio actions with YTD catastrophe losses of $16m • Q3'24 catastrophe losses of $11m (vs. $12m in Q3'23), with $10m of losses related to Hurricane Helene • PMLs reduced by ~50% since Q2'21 in-line with UW strategy, increase in Q3'24 due to CMIG share repurchase and GPW growth in Property • Hurricane Milton initial incurred loss estimate of $30m-$40m net of reinsurance, representing 1.2%-1.6% of SHE3 $ numbers in USD millions % of SHE1 6.6% 1.6% 0.7% 5.9% 0.6% 0.4%

Investment Income: De-Risked and Benefiting from Rate Increases

$ numbers in USD millions

Net Investment Income


$205
$235
$275-$285
$295-$300[1]
9M'23
9M'24
Prior 2024E
Updated 2024E

Total Investment Result[2]


$208
$196
9M'23
9M'24

Key Comments

- NII higher at $235m in 9M'24 (vs. $205m in 9M'23)
  - Includes $78m of NII from Q3'24
- FY 24 NII trending ahead of previously guided range, updated forecast of $295m-$300m[1]
- Total investment result[2] lower at $196m (vs. $208m in 9M'23) largely due to strategic MGA actions in Q2
- Assets backing loss reserves duration increased slightly to ~3.0 years (vs. ~2.9 years at Q2'24) and we are fully matched
- Average re-investment rate >4.5% during Q3

Notes: [1] 2024 NII guidance based on current forward yield curves. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income.

16

Strong Balance Sheet

$ numbers in USD millions

BSCR[1]


288%
$3,692
$1,281
265%
$3,509
$1,324
Q2'24
Q3'24
Required Capital
Available Capital

Strong Mix of Capital[3]


11%
28%
61%
Q2'24
11%
28%
61%
Q3'24
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

AM BEST	A- (Stable)	Affirmed April 26, 2024
Fitch Ratings	A- (Stable)	Affirmed March 12, 2024
Moody's	A3 (Stable)	Assigned March 19, 2024
S&P Global Ratings	A- (Stable)	Affirmed January 29, 2024

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- Debt to capital ratio[4] within target range at 19.7% at Q3'24 (Q2'24: 19.3%), increased in the quarter due to share repurchase
- BSCR[1] strong at 265% as of Q3'24 (Q2'24: 288%)
- $300m undrawn Revolving Credit Facility for backup liquidity and financial flexibility

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of June 30, 2024 and September 30, 2024, respectively. BSCR is an estimate. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q2'24 and Q3'24 capital mix is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

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Appendix

1% 39% 28% 15% 12% 1%4% TPE Short-term Investments De-risked Investment Portfolio: In-line with Industry 19 Q3'24: $6.9bn Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. Q2'24: $6.8bn 1 2 AAA AA A BBB Not Rated / Below IG Gov’t ABS/MBS/CLO Cash Corporate Other —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% SiriusPoint ABS/MBS/CLO Corporate Q3'24 Fixed Income Portfolio Credit Quality3 Key Comments • Total investment portfolio at $6.9bn • Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non-rated fixed income instruments • No defaults across portfolio in Q3'24 • As a percentage of tangible common shareholders’ equity4: • BBB represents 26% (vs. Q2'24: 25%) • Below investment grade / non-rated represents 5% (vs. Q2'24: 4%) • 81% of securitized assets have AAA/AA ratings • Assets backing loss reserves duration increased slightly to ~3.0 years (vs. ~2.9 years at Q2'24) and we are fully matched • Overall asset duration remained stable at ~3.0 years (vs. ~3.0 years at Q2’24) • Total asset leverage5 stable at 2.9x (vs. Q2'24: 2.9x) Investment Balances by Asset Class 1% 39% 26% 18% 11% 1% 4% 1% Appendix 1

Appendix 2
Illustrative Example: Arcadian Deconsolidation

No impact to Underwriting Relationship • **No impact to Core Underwriting Result** • **No impact to Net Income available to SiriusPoint**

⚠ **Numbers used within the tables do not reflect actual numbers, and are given for demonstration purposes only.**

	Arcadian Consolidated P&L				Arcadian Non-consolidated P&L				
	Mechanical example of Arcadian's contribution to Income Statement pre-deconsolidation				*Mechanical example of Arcadian's contribution to Income Statement post-deconsolidation*				
	Arcadian	Elimination	Segment Measure Reclass	SiriusPoint Consolidated	Arcadian	Elimination	Segment Measure Reclass	SiriusPoint Consolidated	
Service revenues	29	-23	-6	0	0	0	0	0	→ Service revenue and expenses no longer includes Arcadian result
Service expenses	18		-18	0	0		0	0	
Net services fee income	11	-23	12	0	0	0	0	0	
Services noncontrolling income (loss)	5		-5	0	0		0	0	
Net services income (loss)	6	-23	17	0	0	0	0	0	→ **Reduction to Net services income**
Acquisition costs, net		23		23		0		0	
Other revenues			6	6	6		0	6	→ Other revenues and acquisition costs reduced by an equal and offsetting amount to corporate expenses and NCI
Net corporate and other expenses			-17	-17			0	0	
Net Income	6		6	12	6		0	6	
Net Income attributable to noncontrolling interests			-6	-6			0	0	
Net Income available to SiriusPoint	6			6	6			6	→ **No impact to Net Income available to SiriusPoint**

Note: Effective June 30, 24, Arcadian was deconsolidated as a result of SiriusPoint no longer having a controlling interest. The complete results of operations of Arcadian are included in our consolidated financial statements through June 30, 2024 and as shown mechanically in the left hand side. There has been no change to our underwriting relationship with Arcadian. From Q3'24 onwards, Arcadian will be accounted in our Financial Statements as shown in the mechanical example above on the right hand side. Comparison of the left hand side and the right hand side shows the difference in Arcadian's treatment in the financial statements going forward.

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